UACSC 2000-D

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                    3/31/01


NOTE BALANCE RECONCILIATION
                                                                        DOLLARS                                              NUMBERS
                             CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4        CLASS B      TOTAL CLASS A's
                           ------------------------------------------------------------------------------------------------- -------
Original Note Balances     44,525,000.00   139,250,000.00   184,625,000.00   116,100,000.00   25,500,000.00   510,000,000.00  30,811
Beginning Period Note
  Balances                  3,087,820.26   139,250,000.00   184,625,000.00   116,100,000.00   25,500,000.00   468,562,820.26  29,198
Principal Collections
  - Scheduled Payments      3,087,820.26     2,891,732.91                -               -                -     5,979,553.17
Principal Collections
  - Payoffs                            -     5,727,084.61                -               -                -     5,727,084.61     426
Principal Withdrawal
  from Payahead                        -                -                -               -                -                -
Gross Principal Charge
  Offs                                 -     1,374,764.99                -               -                -     1,374,764.99      83
Repurchases                            -                -                -               -                -               -        0
                           -------------   --------------   --------------   --------------   -------------   --------------  ------
Ending Note Balances                   -   129,256,417.49   184,625,000.00   116,100,000.00   25,500,000.00   455,481,417.49  28,689
                           =============   ==============   ==============   ==============   =============   ==============  ======


Note Factor                            -        0.9282328        1.0000000        1.0000000       1.0000000        0.8931008
Interest Rate                     6.7294%          6.6800%          6.7200%           6.890%          8.250%          6.8251%



CASH FLOW RECONCILIATION

Principal Wired                                                               11,706,873.44
Interest Wired                                                                 4,871,609.78
Withdrawal from Payahead Account                                                       2.11
Repurchases (Principal and Interest)                                                      -
Charge Off Recoveries                                                             91,773.74
Interest Advances                                                                 99,886.99
Collection Account Interest Earned                                                48,287.98
Spread Account Withdrawal                                                                 -
Policy Draw for Principal or Interest                                                     -
                                                                              -------------
Total Cash Flow                                                               16,818,434.04
                                                                              =============

TRUSTEE DISTRIBUTION  (04/9/01)

Total Cash Flow                                                               16,818,434.04
Unrecovered Advances on Defaulted Receivables                                     47,636.20
Servicing Fee (Due and Unpaid)                                                            -
Interest to Class A-1 Noteholders, including any overdue amounts                  19,047.52
Interest to Class A-2 Noteholders, including any overdue amounts                 775,158.33
Interest to Class A-3 Noteholders, including any overdue amounts               1,033,900.00
Interest to Class A-4 Noteholders, including any overdue amounts                 666,607.50
Interest to Class B Noteholders, including any overdue amounts                   175,312.50
Principal to Class A-1 Noteholders, including any overdue amounts              3,087,820.26
Principal to Class A-2 Noteholders, including any overdue amounts              9,993,582.51
Principal to Class A-3 Noteholders, including any overdue amounts                         -
Principal to Class A-4 Noteholders, including any overdue amounts                         -
Principal to Class B Noteholders, including any overdue amounts                           -
Insurance Premium                                                                 64,557.54
Interest Advance Recoveries from Payments                                         53,517.47
Unreimbursed draws on the Policy for Principal or Interest                                -
Deposit to Payahead                                                                  235.66
Payahead Account Interest to Servicer                                                  2.11
Excess                                                                           901,056.44
                                                                              -------------
Net Cash                                                                                  -
                                                                              =============

Servicing Fee Retained from Interest Collections                                 390,469.90

SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                               1,275,000.00
Beginning Balance                                                              8,282,644.95
Trustee Distribution of Excess                                                   901,056.44
Interest Earned                                                                   35,616.84
Spread Account Draws                                                                      -
Reimbursement for Prior Spread Account Draws                                              -
Distribution of Funds to Servicer                                                         -
                                                                              -------------
Ending Balance                                                                 9,219,318.23
                                                                              =============

Required Balance                                                              11,475,000.00

FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                                              25,500,000.00
Beginning Balance                                                             17,537,130.66
Reduction Due to Spread Account                                               (1,848,305.52)
Reduction Due to Principal Reduction                                            (543,329.08)
                                                                              -------------
Ending Balance                                                                15,145,496.06
                                                                              =============

First Loss Protection Required Amount                                         15,145,496.06
First Loss Protection Fee %                                                           2.00%
First Loss Protection Fee                                                         26,083.91


POLICY  RECONCILIATION

Original Balance                                                             510,000,000.00
Beginning Balance                                                            463,403,715.84
Draws                                                                                     -
Reimbursement of Prior Draws                                                              -
                                                                              -------------
Ending Balance                                                               463,403,715.84
                                                                             ==============

Adjusted Ending Balance Based Upon Required Balance                          449,322,595.01
                                                                             ==============
Required Balance                                                             449,322,595.01


PAYAHEAD RECONCILIATION

Beginning Balance                                                                    542.56
Deposit                                                                              235.66
Payahead Interest                                                                      2.11
Withdrawal                                                                             2.11
                                                                              -------------
Ending Balance                                                                       778.22
                                                                              =============


CURRENT DELINQUENCY
                                                               GROSS
      # PAYMENTS DELINQUENT              NUMBER               BALANCE
                                         ------               -------

1 Payment                                  231             3,251,158.43
2 Payments                                 169             2,511,006.63
3 Payments                                 103             1,674,796.21
                                          -----------------------------
Total                                      503             7,436,961.27
                                          =============================

Percent Delinquent                       1.753%                   1.633%


DELINQUENCY RATE (60+)
                                                                   RECEIVABLE
                                                 END OF PERIOD     DELINQUENCY
          PERIOD                 BALANCE         POOL BALANCE         RATE
                               -----------------------------------------------
Current                          4,185,802.84    455,481,417.49       0.92%
1st Previous                     3,904,416.15    468,562,820.26       0.83%
2nd Previous                     2,491,959.67    479,429,401.77       0.52%


NET LOSS RATE
                                                                                DEFAULTED
                                               LIQUIDATION      AVERAGE         NET LOSS
          PERIOD                  BALANCE       PROCEEDS     POOL BALANCE      (ANNUALIZED)
                                 ----------------------------------------------------------
Current                          1,374,764.99     91,773.74  462,022,118.88          3.33%
1st Previous                       433,118.74     14,244.73  473,996,111.02          1.06%
2nd Previous                        95,478.70        220.39  485,299,308.42          0.24%

Gross Cumulative Charge Offs     1,898,683.53  Number of Repossessions                 72
Gross Liquidation Proceeds         106,838.86  Number of Inventoried Autos EOM         92
Net Cumulative Loss Percentage           0.35% Amount of Inventoried Autos EOM 796,575.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)          0.20%
Trigger                                  0.60%
Status                                     OK
Net Cumulative Loss Trigger                NO
   Hit in Current or any
   Previous Month



EXCESS YIELD TRIGGER
                                                                EXCESS YIELD
                               EXCESS        END OF PERIOD      PERCENTAGE
          PERIOD               YIELD         POOL BALANCE       (ANNUALIZED)
                            ------------     --------------     ------------
Current                     1,002,447.88     455,481,417.49        2.64%
1st Previous                1,836,274.34     468,562,820.26        4.70%
2nd Previous                2,937,490.84     479,429,401.77        7.35%
3rd Previous                2,079,581.83     491,169,215.06        5.08%
4th Previous                           -                  -           -
5th Previous                           -                  -           -

                                         CURRENT
                                          LEVEL        TRIGGER       STATUS
                                         -------       -------       ------
Six Month Average Excess Yield             N/A          1.50%         N/A

Trigger Hit in Current or any Previous Month                           No



DATE:  April 6, 2001                      /s/ Diane Slomka
                                          -----------------------------------
                                          DIANE SLOMKA
                                          OFFICER